Exhibit 10.24

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Execution

AMENDMENT NO. 2

EQUITY CAPITAL CONTRIBUTION AGREEMENT

This AMENDMENT NO. 2 TO EQUITY CAPITAL CONTRIBUTION AGREEMENT (this “Amendment”), is entered into effective as of September 30, 2015 (“Effective Date”) by and between Clean Technologies 2014, LLC, a Delaware limited liability company (the “Clean Technologies”) Exelon Generation Company, LLC (“Exelon”, and together with Clean Technologies, the “Parties”). Capitalized terms used and not otherwise defined herein have the meanings given to them in the ECCA (as defined below). All Section references, unless otherwise indicated, shall be references to Sections of the ECCA and the rules of interpretation set forth in the ECCA apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Equity Capital Contribution Agreement, dated as of July 18, 2014, by and between Clean Technologies and Exelon, as amended by that Amendment No. 1 to Equity Capital Contribution Agreement, dated as of March 16, 2015 by and between Clean Technologies and Exelon (as amended, the “ECCA”);

WHEREAS, the Company wishes to hereby amend the ECCA in order to extend the “Funding Date Deadline” set forth therein; and

WHEREAS, as of the Effective Date, the Company has also entered into an Amendment No. 2 to the Note Purchase Agreement, by and between the Company and its noteholders, pursuant to which the Funding Date Deadline is extended for purposes of the Note Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment to the ECCA. The following definition of the capitalized term “Funding Date Deadline” is hereby amended and restated in its entirety to read as follows:

“Funding Date Deadline” means March 31, 2016.

Section 2. Consent to Amendment of Note Purchase Agreement. Exelon hereby consents to the execution and delivery by 2014 ESA Project Company, LLC, an indirectly-owned subsidiary of Exelon, of that certain Amendment No. 2 to Note Purchase Agreement, attached as Exhibit A hereto, for all purposes, including without limitation pursuant to Section 6.2 of that certain Amended and Restated Operating Agreement of 2014 ESA HoldCo, LLC dated as of September 24, 2014.

Section 3. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the ECCA remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The ECCA and this Amendment shall be read and construed as one instrument.

Section 4. Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning and interpretation of this Amendment.

Section 5. Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, (provided the substance of the agreement between the Parties is not thereby materially altered) and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Parties hereto hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 7. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which, when taken together, shall constitute one and the same instrument. Signatures of the Parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the Effective Date.

CLEAN TECHNOLOGIES 2014, LLC

By:	/s/ William E. Brockenborough
Name:	William E. Brockenborough
Title:	Vice President

EXELON GENERATION COMPANY, LLC

By:	/s/ Gary D. Fromer
Name:	Gary D. Fromer
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO ECCA

EXHIBIT A

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

EXECUTION VERSION

AMENDMENT NO. 2

NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this “Amendment”), is entered into effective as of September 25, 2015 by and among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”), and each of the undersigned Holders of Notes. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Note Purchase Agreement (as defined below). All Section references, unless otherwise indicated, shall be references to Sections of the Note Purchase Agreement and the rules of interpretation set forth in the Note Purchase Agreement apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Note Purchase Agreement, dated as of July 18, 2014, by and among the Company and the Purchasers party thereto, as amended by that certain Amendment No. 1 to Note Purchase Agreement, dated as of March 16, 2015, by and among the Company and the Holders of Notes party thereto (as amended, the “Note Purchase Agreement”); and

WHEREAS, the Company wishes to hereby amend the Note Purchase Agreement, in accordance with Article 17 of the Note Purchase Agreement, by amending Schedule B and Schedule 8.1 to the Note Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendments to the Note Purchase Agreement.

i.	The following definition of the capitalized term “Date Certain” in Schedule B to the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Date Certain” means March 31, 2016.

ii.	Schedule 8.1 to the Note Purchase Agreement is hereby amended and restated in its entirety to read as Schedule 8.1 attached hereto.

Section 2. Effective Date. This Amendment has been duly executed by the Company. This Amendment shall be effective (the “Effective Date”) upon the receipt by, or on behalf of, the Company of duly executed counterparts of this Amendment signed by each of the Holders of Notes whose name appears on the signature pages hereto and who constitute all of the Holders of the Notes as of the date hereof.

Section 3. Partial Completion Buydown. As of the Effective Date, Systems with aggregate system capacity of [***] MW have achieved COO. The Company hereby informs the Holders that, as of the Effective Date, the Company anticipates that [***] MW of system capacity of Systems will achieve COO on or prior to the Date Certain, as such term is amended pursuant to this Amendment, and agrees that, pursuant to Section 9.18 of the Note Purchase Agreement, the Company shall prepay the Notes in the amount calculated pursuant to such Section 9.18 based on the actual aggregate system capacity of Systems that have achieved COO as of the Date Certain. For example, the Company would prepay the Notes in the aggregate amount of $[***] on March 31, 2016 if [***] MW of system capacity of Systems have achieved COO on or prior to the Date Certain, plus accrued and unpaid interest thereon. The Company and each Holder of Notes whose name appears on the signature pages hereto and who constitute all of the Holders of the Notes as of the date hereof agree that each Holder of Notes shall have received, no later than 10 Business Days prior to the Date Certain, verification from the Independent Engineer that the re-calculation of the size of the Notes under the Base Case Projections complies with the requirements set forth in clauses (a), (b) and (c) of Section 9.18 of the Note Purchase Agreement.

Section 4. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Note Purchase Agreement remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The Note Purchase Agreement and this Amendment shall be read and construed as one instrument. This Amendment constitutes a Credit Document for all purposes.

Section 5. Representations and Warranties. The Company hereby represents and warrants that, as of the Effective Date (both immediately before and immediately after giving effect to the occurrence of the Effective Date and any transactions to occur thereon):

i.	It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Note Purchase Agreement as amended by this Amendment.

ii.	The execution and delivery of this Amendment and the performance of the Note Purchase Agreement as amended by this Amendment have been duly authorized by all necessary action on the part of the Company.

iii.	The execution and delivery by the Company of this Amendment and the performance by it of the Note Purchase Agreement as amended by this Amendment do not and will not violate any Legal Requirement or any Obligation and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Legal Requirement or any such Obligation (other than the Liens created by the Collateral Documents on the Closing Date and from time to time thereafter).

[***] Confidential Treatment Requested

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iv.	This Amendment has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

v.	No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person which has not been received, filed, given or done is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of this Amendment.

vi.	No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

vii.	The representations and warranties set forth in Article 5 of the Note Purchase Agreement are true and correct in all material respects (except for any such representation or warranty that relates solely to a specific date, in which case, such representation or warranty was true and correct in all material respects as of such date); provided that, to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, it is true and correct in all respects.

viii.	In accordance with Section 9.18 of the Note Purchase Agreement, it has delivered to each of the Holders of Notes whose name appears on the signature pages hereto and who constitute all of the Holders of the Notes as of the date hereof a true, accurate and complete re-calculation of the size of the Notes under the Base Case Projections which re-calculation (x) (i) reduces the Project capacity assumption therein to the actual Project system capacity, and (ii) updates the COO dates to reflect the actual COO dates for those Systems which have achieved such milestone as of the Effective Date, and the projected COO date for those Systems which are to achieve such milestone subsequent to the Effective Date, (y) maintains DSCR at [***] minimum through the Maturity Date under the Downside Case, and (z) otherwise changes no assumptions in the Base Case Projections.

Section 6. Headings. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[***] Confidential Treatment Requested

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Section 8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9. Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in one or more duplicate counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures of the parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Amendment and return it to the Company, whereupon this Amendment shall become a binding agreement between you and the Company.

Very truly yours, 2014 ESA PROJECT COMPANY, LLC

By:	/s/ Illegible
Name:	Illegible
Title:	Vice President

This Amendment is hereby accepted and agreed to as of the date hereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY

By: AIG Asset Management (U.S.) LLC, Investment Adviser

By:	/s/ Andrew M. Bouffard
Name:	Andrew M. Bouffard
Title:	Vice President

Signature Page to Amendment No.2 to Note Purchase Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholtz
Name:	Barry Scheinholtz
Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Barry Scheinholtz
Name:	Barry Scheinholtz
Title:	Senior Director

Signature Page to Amendment No.2 to Note Purchase Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY (F/K/A ING LIFE INSURANCE AND ANNUITY COMPANY)

VOYA INSURANCE AND ANNUITY COMPANY (F/K/A ING USA ANNUITY AND LIFE INSUR.\NCE COMPANY)

RELIASTAR LIFE INSURANCE COMPANY

SECURITY LIFE OF DENVER INSURANCE COMPANY

By: Voya Investment Management LLC, as Agent

By:	/s/ Paul Aronson
Name:	Paul Aronson
Title:	Senior Vice President

Signature Page to Amendment No.2 to Note Purchase Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
Name:	Douglas A. Pannier
Title:	Group Head - Private Placements

Signature Page to Amendment No.2 to Note Purchase Agreement

This Amendment is hereby accepted and agreed to as of the date hereof.

PAN-AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Lisa Baudot
Name:	Lisa Baudot
Title:	Vice President, Securities

Signature Page to Amendment No.2 to Note Purchase Agreement

SCHEDULE 8.1

AMORTIZATION SCHEDULE

Date	Amortization Amount
12/30/2015	$122,436
3/30/2016	$128,209
6/30/2016	$128,074
9/30/2016	$175,570
12/30/2016	$283,778
3/30/2017	$322,238
6/30/2017	$362,358
9/30/2017	$317,260
12/30/2017	$428,879
3/30/2018	$470,338
6/30/2018	$512,590
9/30/2018	$469,323
12/30/2018	$583,514
3/30/2019	$628,497
6/30/2019	$675,158
9/30/2019	$636,143
12/30/2019	$754,178
3/30/2020	$803,139
6/30/2020	$853,445
9/30/2020	$817,834
12/30/2020	$939,455
3/30/2021	$991,776
6/30/2021	$1,044,925
9/30/2021	$1,011,834
12/30/2021	$1,136,745
3/30/2022	$1,193,344
6/30/2022	$1,251,661
9/30/2022	$1,223,555
12/30/2022	$1,353,076
3/30/2023	$1,413,931
6/30/2023	$1,475,647
9/30/2023	$1,450,598
12/30/2023	$1,583,969
3/30/2024	$1,649,689
6/30/2024	$1,717,163
9/30/2024	$1,697,674

Date	Amortization Amount
12/30/2024	$1,836,252
3/30/2025	$1,906,855
6/30/2025	$1,978,103
9/30/2025	$1,962,152
12/30/2025	$2,105,212
3/30/2026	$2,180,815
6/30/2026	$2,256,278
9/30/2026	$2,244,806
12/30/2026	$2,362,529
3/30/2027	$2,442,904
6/30/2027	$2,523,071
9/30/2027	$2,516,907
12/30/2027	$2,669,304
3/30/2028	$2,755,161
6/30/2028	$2,840,213
9/30/2028	$2,838,596
12/30/2028	$2,996,442
3/30/2029	$3,074,790
6/30/2029	$3,165,739
9/30/2029	$3,170,090
12/30/2029	$3,333,618
3/30/2030	$9,533,546

Total	$93,301,386

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